                                                                [EX.-99.906CERT]

                                                                     Exhibit (b)

                           SECTION 906 CERTIFICATIONS

      In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                              By: /s/ Christopher O. Blunt
                                                  ------------------------
                                                  Christopher O. Blunt
                                                  President

                                              Date: June 29, 2005

                           SECTION 906 CERTIFICATIONS

      In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                              By: /s/ Jeffrey J. Gaboury
                                                  ------------------------------
                                                  Jeffrey J. Gaboury
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer

                                              Date: June 29, 2005